                                 CONSULTING AGREEMENT

    AGREEMENT made and entered into December 15, 1993 by and between Packaging Resources Incorporated, a Delaware corporation ("PRI"), and Kenneth W. Miner ("Consultant").

    Pursuant to an Asset and Stock Purchase Agreement dated December 15, 1993 (the "Purchase Agreement"), PRI is, among other things, concurrently herewith acquiring all of the issued and outstanding shares of capital stock of Miner Container of Missouri, Inc., a Missouri corporation ("Missouri"), and Miner Container of Texas, Inc., a Texas corporation ("Texas"). Missouri is the owner of all of the issued and outstanding shares of Miner Housewares, Inc., a Missouri corporation ("Housewares"). Missouri, Texas and Housewares are sometimes referred to herein collectively as the "Companies" and individually as a "Company." Consultant has been employed in a management position by one or more of the Companies. PRI desires to retain the service of Consultant to advise and consult with it with respect to the business of the Companies. In addition, PRI desires by this Agreement to provide for the protection of the goodwill and other proprietary rights of the Companies acquired by it.

    Accordingly, it is agreed as follows:

    1. PRI hereby retains Consultant to render consulting services to PRI and the Companies and Consultant agrees to be so retained. During the term of this Agreement, Consultant shall render advice to the executive officers of PRI and the Companies so as to facilitate the transition of the control and operation of the business of the Companies to PRI. All consulting services shall be performed at times and in locations mutually acceptable to PRI and Consultant. PRI shall reimburse Consultant for all reasonable travel and other out-of-pocket costs and expenses incurred by Consultant in connection with providing such consulting services to PRI and the Companies.

    2. The term of this Agreement shall be for the period of two years, commencing on the date hereof.

    3. During the term of this Agreement, Consultant shall not, without the prior written consent of PRI, engage directly or indirectly in any business (either financially or as a shareholder, employee, officer, partner, advisor, agent, independent contractor or owner or in any other capacity calling for rendition of personal services or acts of management, operation or control) which is in any respect competitive with the business of any Company (whether such business is then being conducted by such Company or a successor) within the geographical area or territory within which such business is then being conducted. It shall not be a violation of this Agreement for Consultant to own any securities listed on a national securities exchange or traded regularly in the over-the-counter market or to engage in any business or activity on behalf of PRI or any of its subsidiaries or affiliates, including any Company, or any of their successors.

    Consultant shall keep confidential and not disclose to anyone, other than a responsible employee of PRI or any of its subsidiaries or affiliates, at any time any non-public, confidential information, including but not limited to that relating to finances, trade secrets and know how, concerning the business of the Companies of which he is aware as a result of his services for them.

    Consultant acknowledges that his compliance with the provisions of this paragraph is necessary to protect the good will and other proprietary interest of the Companies acquired by PRI pursuant to the Purchase Agreement. Consultant also acknowledges that a breach of the provisions of this paragraph will result in irreparable and continuing damage to PRI and the Company for which there will be no adequate remedy at law; and that in the event of the breach of any provision of this paragraph, PRI and the Companies and their respective successors and assigns shall be entitled to injunctive relief and to such other and further relief as may be proper.

    4. In consideration of the covenants contained in this Agreement, PRI shall pay to Consultant the sum of $1,100,000.00, payable in two equal installments of $550,000.00 each on January 3, 1994 and January 2, 1995. Any such installment that is not paid when due shall bear interest form the date due until paid at a rate 4% per annum over the prime commercial lending rate of Continental Bank, N.A.

    5. The amounts payable under Paragraph 4 shall not be subject to any setoffs, holdbacks, withholdings or deductions of any kind.

    6. This Agreement and the rights and obligations of PRI hereunder shall inure to the benefit of, and shall be binding upon, its successors and assigns.

    7. This agreement and the rights and obligations of Consultant hereunder may not be assigned or encumbered by him, but shall inure to the benefit of his heirs, executors and administrators. In the event of Consultant's death during the term of this Agreement, all amounts payable hereunder which would otherwise have been payable to Consultant shall be paid at the times and in the manner provided herein to his estate or as he shall have otherwise designated in writing to PRI prior to his death.

    IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written by PRI, by a duly authorized officer, and Consultant.

                             PACKAGING RESOURCES INCORPORATED


                             By:   /S/ Jerry J. Corirossi
                                ---------------------------------
                             Title:    Jerry J. Corirossi
                                       Vice President



                              /s/ Kenneth W. Miner
                             ------------------------------------
                                       KENNETH W. MINER

                       AMENDMENT NO. 1 TO CONSULTING AGREEMENT

         This Amendment No. 1 to Consulting Agreement is made as of the 22nd day of December, 1994 by and between Packaging Resources Incorporated, a Delaware corporation ("PRI"), and Kenneth W. Miner (the "Consultant"").

         WHEREAS, PRI and the Consultant entered into a Consulting Agreement dated December 15, 1993 (the "Agreement").

         WHEREAS, PRI and the Consultant desire to amend the Agreement upon the terms and conditions herein set forth.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. Paragraph 4 shall be amended and restated in its entirety as follows:

              "4. In consideration of the covenants contained in this Agreement, PRI shall pay to Consultant $550,000.00 on January 3, 1994 and an amount on April 13, 1995 equal to $550,000, plus interest thereon from January 2, 1995 at a rate 1 1/2 per annum over the prime commercial lending rate of Bank of America National Trust & Savings Association."

         2. Except herein amended, all of the terms and conditions of the Agreement are hereby restated and shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment No. 1 to Consulting Agreement may be duly executed by each of the parties hereto as of the date first written.

                             PACKAGING RESOURCES INCORPORATED


                             By: /s/ Jerry J. Corirossi
                                ---------------------------------


                             Its: Vice President
                                 --------------------------------



                                /s/ Kenneth W. Miner
                             ------------------------------------
                                       Kenneth W. Miner

                       AMENDMENT NO. 2 TO CONSULTING AGREEMENT


         This Amendment No. 2 to Consulting Agreement is made as of the 12th day of April, 1995 by and between Packaging Resources Incorporated, a Delaware corporation ("PRI), and Kenneth W. Miner (the "Consultant").

         WHEREAS, PRI and the Consultant entered into a Consulting Agreement dated December 15, 1993, as amended by Amendment No. 1 to Consulting Agreement dated as of December 22, 1994 (the "Agreement").

         WHEREAS, PRI and the Consultant desire to amend the Agreement upon the terms and conditions herein set forth.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. Paragraph 4 shall be amended and restated in its entirety as follows:

              "4. In consideration of the covenants contained in this Agreement, PRI shall pay to Consultant an amount equal to (a) $550,000.00 on January 3, 1994, (b) $250,000.00 on
         April 13, 1995, plus interest thereon from January 2, 1995 to April 13, 1995 at a rate 1.5% per annum over the prime commercial lending rate of Bank of America National Trust & Savings Association (the "Prime Rate") and (c) $300,000.00 on March 1, 1996, plus interest thereon (i) from January 2, 1995 to and including April 13, 1995 at a rate 1.5% per annum over the Prime Rate and (ii) from April 14, 1995 at a rate per annum equal to the Prime Rate."

         2. Except herein amended, all of the terms and conditions of the Agreement are hereby restated and shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment No. 2 to Consulting Agreement has been duly executed by each of the parties hereto as of the date first above written.

                             PACKAGING RESOURCES INCORPORATED


                             By: /s/ Jerry J. Corirossi
                                ---------------------------------
                                  Jerry J. Corirossi
                                  Vice President



                              /s/ Kenneth W. Miner
                             ------------------------------------
                                       KENNETH W. MINER


                                         -2-